Acquisitions Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Acquisitions Goodwill and Other Intangible Assets [Text Block]
Note 2 – Acquisitions, Goodwill, and Other Intangible Assets
Business Combinations
On February 17, 2012, WPZ completed the acquisition of 100 percent of the ownership interests in certain entities from Delphi Midstream Partners, LLC, in exchange for $325 million in cash, net of cash acquired in the transaction, and 7,531,381 WPZ common units valued at $441 million (Laser Acquisition). The fair value of the common units issued as part of the consideration paid was determined on the basis of the closing market price of WPZ’s common units on the acquisition date, adjusted to reflect certain time-based restrictions on resale. The acquired entities primarily own the Laser Gathering System, which is comprised of a natural gas pipeline and associated gathering facilities in the Marcellus Shale in Susquehanna County, Pennsylvania, as well as gathering lines in southern New York.
On April 27, 2012, WPZ completed the acquisition of 100 percent of the ownership interests in Caiman Eastern Midstream, LLC, from Caiman Energy, LLC in exchange for $1.72 billion in cash and 11,779,296 WPZ common units valued at $603 million (Caiman Acquisition). The fair value of the common units issued as part of the consideration paid was determined on the basis of the closing market price of WPZ’s common units on the acquisition date, adjusted to reflect certain time-based restrictions on resale. The acquired entity operates a gathering and processing business in northern West Virginia, southwestern Pennsylvania, and eastern Ohio. Acquisition transaction costs of $16 million were incurred during 2012 related to the Caiman Acquisition and are reported in Selling, general, and administrative expenses at Williams Partners in the Consolidated Statement of Income.
The following table presents the allocation of the acquisition-date fair value of the major classes of the net assets, which are included in the Williams Partners segment:

	Laser	Caiman
	(Millions)
Assets held-for-sale	$18	$—
Other current assets	3	16
Property, plant, and equipment	158	656
Intangible assets:
Customer contracts	316	1,141
Customer relationships	—	250
Other	2	2
Current liabilities	(21)	(94)
Noncurrent liabilities	—	(3)
Identifiable net assets acquired	476	1,968
Goodwill	290	356
	$766	$2,324

Revenues and earnings related to the Laser and Caiman Acquisitions included within the Consolidated Statement of Income in 2012 are not material. Supplemental pro forma revenue and earnings for the pre-acquisition periods reflecting these acquisitions as if they had occurred as of January 1, 2011, are not materially different from the information presented in our accompanying Consolidated Statement of Income (since the historical operations of these acquisitions were insignificant relative to our historical operations) and are, therefore, not presented.
Goodwill and Other Intangible Assets
Goodwill
The Laser and Caiman Acquisitions were accounted for as business combinations which, among other things, require assets acquired and liabilities assumed to be measured at their acquisition-date fair values. The excess of cost over those fair values was recorded as goodwill and allocated to WPZ’s Northeast gathering and processing business (the reporting unit) within the Williams Partners segment. Goodwill recognized in the acquisitions relates primarily to enhancing our strategic platform for expansion in the Marcellus and Utica shale plays in the Appalachian basin area. Substantially all of the goodwill is expected to be deductible for tax purposes. Our annual goodwill impairment review did not result in a goodwill impairment in 2013.
Other Intangible Assets
Other intangible assets primarily relate to gas gathering, processing and fractionation contracts and relationships with customers recognized in the Laser and Caiman Acquisitions. The basis for determining the value of these intangible assets was estimated future net cash flows to be derived from acquired customer contracts and relationships, which were offset with appropriate charges for the use of contributory assets and discounted using a risk-adjusted discount rate. The intangible assets are being amortized on a straight-line basis over an initial period of 30 years which represents a portion of the term over which the customer contracts and relationships are expected to contribute to our cash flows.
The gross carrying amount and accumulated amortization of Other intangible assets at December 31 are as follows:

	2013		2012
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
	(Millions)
Customer contracts	$1,493	$(88)	$1,493	$(38)
Customer relationships	250	(14)	250	(6)
Other	6	(3)	6	(1)
Total	$1,749	$(105)	$1,749	$(45)

We expense costs incurred to renew or extend the terms of our gas gathering, processing and fractionation contracts with customers. Based on the estimated future revenues during the contract periods (as estimated at the time of the respective acquisition), the weighted-average periods prior to the next renewal or extension of the customer contracts associated with the Laser and Caiman Acquisitions were approximately 9 years and 18 years, respectively. Although a significant portion of the expected future cash flows associated with these contracts are dependent on our ability to renew or extend the arrangements beyond the initial contract periods, these expected future cash flows are significantly influenced by the scope and pace of our producer customers’ drilling programs. Once producer customers’ wells are connected to our gathering infrastructure, their likelihood of switching to another provider before the wells are abandoned is reduced due to the significant capital investments required.
The aggregate amortization expense related to Other intangible assets was $60 million, $43 million, and $2 million in 2013, 2012 and 2011, respectively. The estimated amortization expense for each of the next five succeeding fiscal years is approximately $60 million.
Purchase of Investment
On December 20, 2012, we purchased an indirect interest in Access GP and limited partner interests in ACMP (collectively referred to as Access Midstream Partners) for approximately $2.19 billion in cash, including transaction costs. We own a 50 percent interest in Access Midstream Ventures, L.L.C., which owns Access GP and its 2 percent general partner interest in ACMP and incentive distribution rights. Also as part of this transaction, we purchased approximately 24 percent of ACMP’s outstanding limited partnership units. ACMP is a publicly traded master limited partnership listed on the New York Stock Exchange that owns, operates, develops, and acquires natural gas gathering systems and other midstream energy assets, which bolsters our position in the Marcellus and Utica shale plays and adds diversity via the Eagle Ford, Haynesville, Barnett, Mid-Continent, and Niobrara areas.
We account for these acquired interests as equity-method investments. The initial difference between the cost of our investment and our proportional share of the underlying equity in the net assets of Access Midstream Partners of $1.27 billion is primarily related to property, plant, and equipment, as well as customer-based intangible assets and goodwill. The portions of the difference related to the property, plant, and equipment and customer-based intangible assets are being depreciated or amortized as appropriate on a straight-line basis as an adjustment to our equity earnings from the investment in Access Midstream Partners over an initial weighted-average period of approximately 18 years.
Our investment in Access Midstream Partners is disclosed as a separate reportable segment. See Note 18 – Segment Disclosures.